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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                                           Commission File Number:
July 31, 2002                                                                               0-20707
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                       COLONIAL REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



                 DELAWARE                                     63-1098468
       (State or other jurisdiction                          (IRS Employer
             of incorporation)                          Identification Number)



          2101 SIXTH AVENUE NORTH
                 SUITE 750
            BIRMINGHAM, ALABAMA                                   35202
 (Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code:
                                 (205) 250-8700


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                       COLONIAL REALTY LIMITED PARTNERSHIP


ITEM 5.       OTHER EVENTS

         On August 5, 2002, Colonial Realty Limited Partnership, or CRLP, issued
$100,000,000 aggregate principal amount of 6 7/8% notes due 2012. The notes were issued pursuant to an underwriting agreement dated as of July 31, 2002 and a terms agreement dated as of July 31, 2002, copies of which are attached to this form as Exhibits 1.1 and 1.2, respectively.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                  Not applicable


         (b)      Pro Forma Financial Information

                  Not applicable


         (c)      Exhibits

                  Attached as exhibits to this form are the documents listed below:

                  EXHIBIT                            DOCUMENT
                  -------                            --------
                  1.1                                Underwriting Agreement, dated July 31, 2002, by and among
                                                     Colonial Realty Limited Partnership and Merrill Lynch & Co.,
                                                     Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear,
                                                     Stearns & Co. Inc. and Wells Fargo Brokerage Services, LLC.

                  1.2                                Terms  Agreement,  dated July 31, 2002, by and among  Colonial
                                                     Realty Limited  Partnership  and Merrill Lynch & Co.,  Merrill
                                                     Lynch,  Pierce,  Fenner & Smith Incorporated,  Bear, Stearns &
                                                     Co. Inc. and Wells Fargo Brokerage Services, LLC.

                                       2

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                  4.1                                Form of Colonial  Realty Limited  Partnership's  $100,00,000
                                                     6 7/8% Senior Notes due 2012

                  5.1                                Opinion of Hogan & Hartson  L.L.P.  regarding  the legality of the Notes

                  5.2                                Opinion of Sirote & Permutt, P.C., regarding Alabama law

                  12.1                               Statement of Computation of Ratios of Earnings to Fixed Charges

                  23.1                               Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

                  23.2                               Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)
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                                       3

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COLONIAL PROPERTIES TRUST


Date:  August 5, 2002                      By:  /s/ Howard B. Nelson, Jr.
                                              ---------------------------------
                                                Howard B. Nelson, Jr.
                                                Chief Financial Officer and
                                                Secretary



                                       4

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                                  EXHIBIT INDEX


                  EXHIBIT                            DOCUMENT
                  -------                            --------
                  1.1                                Underwriting Agreement, dated July 31, 2002, by and among
                                                     Colonial Realty Limited Partnership and Merrill Lynch & Co.,
                                                     Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear,
                                                     Stearns & Co. Inc. and Wells Fargo Brokerage Services, LLC.

                  1.2                                Terms  Agreement,  dated July 31, 2002, by and among  Colonial
                                                     Realty Limited  Partnership  and Merrill Lynch & Co.,  Merrill
                                                     Lynch,  Pierce,  Fenner & Smith Incorporated,  Bear, Stearns &
                                                     Co. Inc. and Wells Fargo Brokerage Services, LLC.

                  4.1                                Form of $100,00,000 of Colonial  Realty Limited  Partnership's
                                                     6 7/8% Senior Notes due 2012

                  5.1                                Opinion of Hogan & Hartson  L.L.P.  regarding  the legality of the Notes

                  5.2                                Opinion of Sirote & Permutt, P.C., regarding Alabama law

                  12.1                               Statement of Computation of Ratios of Earnings to Fixed Charges

                  23.1                               Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

                  23.2                               Consent of Sirote & Permutt, P.C. (included in Exhibit 5.2)
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